UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  June 27, 2003

                            WATERFORD GAMING, L.L.C.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                     333-17795                  06-1465402
 ------------------             ---------------           ----------------
 (State or other                (Commission File          (I.R.S. Employer
  jurisdiction of                Number)                   Identification
  incorporation or                                         Number)
  organization)


             914 Hartford Turnpike
                 P.O. Box 715
                 Waterford, CT                      06385
    ---------------------------------------       -----------
    (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (860)442-4559

Item 5.

     On June 27, 2003, the Mohegan Tribal Gaming Authority (the "Authority") filed Form 10-K/A, for the purpose of amending and restating in their entirety Item 6 of, and Exhibit 12.1 to, the Registrant's Form 10-K for the fiscal year ended September 30, 2002 filed on December 19, 2002, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 10-K/A, Securities and Exchange Commission file reference no. 033-80655.


     On June 27, 2003, the Mohegan Tribal Gaming Authority (the "Authority") filed Form 8-K, relating to an amendment to its Annual Report on Form 10-K for the fiscal year ended September 30, 2002 and the modification of certain of the terms of its cash tender offer and consent for its $300,000,000 8.75% Senior Subordinated Notes due 2009 previously announced on June 19, 2003, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 8-K, Securities and Exchange Commission file reference no. 033-80655.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            WATERFORD GAMING, L.L.C.





Date: June 30, 2003                      By:/s/Len Wolman
                                         Len Wolman, Chief Executive Officer